EXHIBIT 99.1

Item 6. Selected Historical Financial and Operating Data

The following table presents selected historical consolidated financial and operating data for the periods and as of the dates indicated. We derived this information from our historical consolidated financial statements and accompanying notes. This information should be read together with, and is qualified in its entirety, by reference to those consolidated financial statements and notes, which for the years 2016, 2015, and 2014 begin on F-1 included in Exhibit 99.3 to our Current Report on Form 8-K filed on September 15, 2017 (the "Recast Form 8-K").

On March 8, 2017 we acquired JP Energy Partners, LP ("JPE") in a unit-for-unit exchange. As both the Partnership and JPE were controlled by ArcLight, the acquisition represents a transaction among entities under common control and is accounted for as a common control transaction in a manner similar to a pooling of interests. Although the Partnership is the legal acquirer, JPE is considered to be the acquirer for accounting purposes as ArcLight obtained control of JPE before it obtained control the Partnership. The following selected historical financial information represent JPE’s historical cost basis financial information recast to reflect the acquisition of the Partnership at ArcLight’s historical cost basis effective April 15, 2013, the date on which ArcLight obtained control of the Partnership.

For a detailed discussion of the following table, please read "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in Exhibit 99.2 to the Recast Form 8-K.

	Years ended December 31,
	2016 (1)	2015 (1)	2014 (1)	2013 (1)	2012 (6)
	(in thousands, except per unit and operating data)
Statements of Operations Data:
Revenues:
Total operating revenue	$726,922	$913,887	$1,020,792	$614,890	$204,391

Operating expenses:
Cost of sales	443,023	630,303	789,872	435,783	151,478
Direct operating expenses	123,372	127,480	109,543	81,377	26,292
Corporate expenses	99,430	77,835	72,744	62,931	20,785
Depreciation, amortization and accretion	106,818	98,596	72,527	57,096	12,941
Loss on sale of assets, net	2,870	3,920	5,080	1,492	1,142
Loss on impairment of property, plant and equipment	697	—	21,344	8,830	—
Loss on impairment of goodwill	15,456	148,488	—	—	—
Total operating expenses	791,666	1,086,622	1,071,110	647,509	212,638
Operating loss	(64,744)	(172,735)	(50,318)	(32,619)	(8,247)
Other income (expense):
Interest expense	(21,469)	(20,120)	(16,558)	(15,513)	(3,249)
Other income (expense)	628	1,732	(662)	887	320
Loss on extinguishment of debt	—	—	(1,634)	—	(497)
Earnings in unconsolidated affiliates	40,158	8,201	348	—	—
Income (loss) from continuing operations before income taxes	(45,427)	(182,922)	(68,824)	(47,245)	(11,673)
Income tax (expense) benefit	(2,578)	(1,888)	(857)	287	(222)
Income (loss) from continuing operations	(48,005)	(184,810)	(69,681)	(46,958)	(11,895)
Discontinued operations:
Income (loss) from discontinued operations, net of tax	(539)	(15,031)	(9,886)	12,506	3,507
Net Loss	(48,544)	(199,841)	(79,567)	(34,452)	(8,388)

EXHIBIT 99.1

Net income (loss) attributable to non-controlling interests	2,766	(13)	3,993	705	—
Net loss attributable to the Partnership	$(51,310)	$(199,828)	$(83,560)	$(35,157)	$(8,388)
General Partner's Interest in net loss	$(233)	$(1,823)	$(398)	$(864)	$—
Limited Partners' Interest in net loss	$(51,077)	$(198,005)	$(83,162)	$(34,293)	$(8,388)

Limited Partners' net (loss) per common unit:
Basic and diluted:
Loss from continuing operations	$(1.59)	$(4.59)	$(3.28)	$(3.16)	$(0.58)
Loss from discontinued operations	(0.01)	(0.33)	(0.01)	(0.12)	—
Net loss	$(1.60)	$(4.92)	$(3.29)	$(3.28)	$(0.58)
Weighted average number of common units outstanding:
Basic and diluted (2)	51,176	45,050	27,524	18,931	12,069
Statement of Cash Flow Data:
Net cash provided by (used in):
Operating activities	$90,639	$86,978	$51,635	$29,500	$(6,990)
Investing activities	(564,504)	(250,769)	(518,023)	(115,173)	(292,334)
Financing activities	477,544	161,954	466,577	79,156	304,991
Other Financial Data:
Adjusted EBITDA (3)	$167,012	$84,756	$60,698	$57,462	$14,560
Gross margin (4)	310,787	269,054	231,133	170,616	51,326
Cash distribution declared per common unit	3.01	3.17	1.85	1.75	—
Segment gross margin:
Gathering and Processing	48,245	65,692	51,213	5,673	—
Liquid Pipelines and Services	29,760	24,160	22,564	4,850	3,465
Natural Gas Transportation Services	18,616	18,073	13,691	13,150	—
Offshore Pipeline and Services	82,346	33,613	29,089	36,318	—
Terminalling Services	42,872	36,079	34,493	36,248	1,732
Propane Marketing Services	88,948	91,437	80,083	74,377	46,129
Balance Sheet Data (at period end):
Cash and cash equivalents	$5,666	$1,987	$3,824	$3,627	$10,099
Accounts receivable and unbilled revenue	83,415	79,259	138,268	152,742	80,551
Property, plant and equipment, net	1,145,003	1,071,514	972,351	618,012	181,142
Total assets	2,349,321	1,751,889	1,865,210	1,292,695	562,124
Current portion of long-term debt	5,485	2,899	3,291	3,284	2,973
Long-term debt	1,235,538	687,100	457,075	314,984	164,766
Operating Data:
Gas Gathering and Processing Services:
Average throughput (MMcf/d)	220.6	240.0	155.8	129.5	—
Average plant inlet volume (MMcf/d) (5)	102.1	120.9	89.1	125.7	—
Average gross NGL production (Mgal/d) (5)	192.9	231.1	64.2	50.4	—
Average gross condensate production (Mgal/d) (5)	82.9	97.1	70.8	45.5	—
Liquid Pipelines and Services:

EXHIBIT 99.1

Average throughput Pipeline (Bbl/d)	32,257	34,946	20,868	13,738	—
Average throughput Truck (Bbl/d)	1,628	—	—	—	—
Natural Gas Transportation Services:
Average throughput (MMcf/d)	389.9	364.1	373.3	364.9	—
Average firm transportation - capacity reservation (MMcf/d)	634.7	637.2	567.9	592.5	—
Average interruptible transportation - throughput (MMcf/d)	65.3	70.2	65.3	106.4	—
Offshore Pipelines and Services:
Average throughput (MMcf/d)	466.4	442.8	524.6	498.9	—
Average gross condensate production (Mgal/d) (5)	3.6	2.7	4.4	1.2	—
Average firm transportation - capacity reservation (MMcf/d)	53.4	16.6	10.0	—	—
Average interruptible transportation - throughput (MMcf/d)	288.7	340.1	403.7	361.6	—
Terminalling Services:
Storage Capacity (Bbls)	5,011,133	4,487,542	4,247,058	4,114,792	3,000,000
Design Capacity (Bbls)	5,173,717	4,688,950	4,363,817	4,165,600	3,000,000
Storage utilization	96.9%	95.7%	97.3%	99.0%	100.0%
Terminalling and Storage throughput (Bbls/d)	56,741	62,075	63,859	69,071	57,143
Propane Marketing Services:
NGL and refined product sales (Mgal/d)	181	211	200	181	129

(1)
The following transactions affect comparability between years: i) in October 2016 and April 2016 we acquired 6.2% and 1% non-operated interests in Delta House Class A Units,which we account for as equity method investments and are included in our Offshore Pipelines and Services segment; ii) in April 2016, we acquired membership interests in Destin (49.7%), Tri-States (16.7%), Okeanos (66.7%), and Wilprise (25.3%), which we account for as equity method investments and are included in our Liquid Pipelines and Services and Offshore Pipelines and Services segments; iii) in April 2016 we acquired a 60% interest in American Panther which we consolidate for financial reporting purposes and is included in our Offshore Pipelines and Services segment; iv) in September 2015, we acquired a non-operated 12.9% indirect interest in Delta House Class A Units, which we account for as an equity method investment and is included in our Offshore Pipelines and Services segment; v) in February 2016, we completed the sale of our crude oil supply and logistics operations which was included in our Liquid Pipelines and Services segment ;vi) in October 2014 and January 2014, we acquired the Costar and Lavaca systems, respectively, both of which are included in our Gas Gathering and Processing Services segment; vii) in June 2014, we completed the sale of our crude oil logistics operations which was included in our Liquids Pipelines and Services segment; viii) in December 2013, we acquired Blackwater, which is included in our Terminals segment; and ix) in April 2013, we acquired the High Point System, which is included in Transmission segment.

(2)	Includes unvested phantom units with distribution equivalent rights ("DERs"), which are considered participating securities, of 200,000 at December 31, 2016 and 2015.

(3)
For a definition of Adjusted EBITDA and a reconciliation to its most directly comparable financial measure calculated and presented in accordance with GAAP and a discussion of how we use Adjusted EBITDA to evaluate our operating performance, please read "Item 7. Management's Discussion and Analysis — How We Evaluate Our Operations" included in Exhibit 99.2 to the Recast Form 8-K.

(4)
For a definition of gross margin and a reconciliation to its most directly comparable financial measure calculated and presented in accordance with GAAP and a discussion of how we use gross margin to evaluate our operating performance, please read "Item 7. Management's Discussion and Analysis — How We Evaluate Our Operations" included in Exhibit 99.2 to the Recast Form 8-K.

(5)
Excludes volumes and gross production under our elective processing arrangements. For a description of our elective processing arrangements, please read "Item 7. Management's Discussion and Analysis — Our Operations - Gathering and Processing Segment" included in Exhibit 99.2 to the Recast Form 8-K.

(6)	The 2012 selected financial data represents JPE financial activity only, given the common control was April 15, 2013; as mentioned above.